                                                                     Exhibit 4.1

                               800-JR CIGAR, Inc.
JRC
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                             CUSIP 282491 10 97

    THIS CERTIFIES THAT

    is the owner of

    FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                               800-JR CIGAR, Inc.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
    This Certificate and the shares represented hereby are issued and held subject to the laws of The State of Delaware, the Certificate of Incorporation of the Corporation, as amended, and the By-Laws of the Corporation, as amended.
    This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

    Dated:

SECRETARY           [800-JR CIGAR, Inc. Corporate Seal]                PRESIDENT

COUNTERSIGNED AND REGISTERED:
              AMERICAN STOCK TRANSFER & TRUST COMPANY
                           (NEW YORK, N.Y.)
                                           TRANSFER AGENT AND REGISTRAR
BY


                                                  AUTHORIZED SIGNATURE

                               800-JR CIGAR, Inc.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common             UNIF GIFT MIN ACT --  ......................... Custodian .........................
    TEN ENT -- as tenants by the entireties                                     (Cust)                             (Minor)
    JT TEN  -- as joint tenants with right of                                 under Uniform Gifts to Minors
               survivorship and not as tenants                        Act .........................................................
               in common                                                                   (State)


    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

                           _____________________________________________________
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                           THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.